UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 7, 2009 (May 5, 2009)
GIBRALTAR INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22462	16-1445150
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)
3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York 14219-0228
(Address of principal executive offices) (Zip Code)
(716) 826-6500
(Registrant’s telephone number, including area code )
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On May 6, 2009, Gibraltar Industries, Inc. (the “Company”), with its wholly-owned subsidiary Gibraltar Steel Corporation of New York (“GSCNY”) as co-borrower, entered into Amendment No. 1 (the “Amendment”) to the Second Amended and Restated Credit Agreement with a syndicate of banks led by KeyBank National Association, JPMorgan Chase Bank, N.A., Harris N.A., HSBC Bank USA, National Association, and Manufacturers and Traders Trust Company (the “Second Amendment and Restatement”). The Amendment amends the Second Amendment and Restatement to allow the Company, GSCNY or any of their subsidiaries to sell GM Receivables (as defined in the Amendment) and Chrysler Receivables (as defined in the Amendment) pursuant to terms and conditions of the United States Department of Treasury Auto Supplier Support Program. Robert E. Sadler, Jr., a Director of the Company, is Vice Chairman of the Board of Manufacturers and Traders Trust Company, one of the lenders under the Second Amendment and Restatement.
The foregoing description of the Amendment does not purport to be complete, and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition. and

Item 7.01	Regulation FD Disclosure.
The following information is furnished pursuant to both Item 2.02 and Item 7.01:
On May 6, 2009, Gibraltar Industries, Inc. (the “Company”) issued a news release reporting results for the three month period ended March 31, 2009. A copy of the news release (the “Release”) is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
The information in this Form 8-K under the captions Items 2.02 and 7.01 and Item 9.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the registrant under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, unless the registrant specifically incorporates it by reference in a document filed under the Securities Act or the Exchange Act.

Item 2.06	Material Impairments.
In the Release, the Company announced that a charge in the amount of $25,501,000 was recorded as of March 31, 2009 for the impairment of goodwill for one of the reporting units in the Building Products segment. The combined impact of lower than anticipated sales and revised long-term growth expectations for this reporting unit caused management of the Company to reconsider key assumptions used in previous valuations to support the goodwill balance reported for this reporting unit. After reviewing these assumptions and reviewing the fair value of the remaining assets of this reporting unit, the Company determined on May 5, 2009 in connection with the review of its financial statements as of and for the three-months ended March 31, 2009, that the value of the reporting unit no longer supported the goodwill balance. The goodwill impairment charge, which is a non-cash charge, negatively impacted earnings per diluted share by an estimated $0.50.

Item 9.01	Financial Statements and Exhibits.

(a)-(c)	Not applicable.

(d)	Exhibits:

Exhibit No.	Description

10.1	Amendment No. 1 to Second Amended and Restated Credit Agreement

99.1	News Release issued by Gibraltar Industries, Inc. on May 6, 2009

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIBRALTAR INDUSTRIES, INC.
Date: May 7, 2009
	By:	/s/ Kenneth W. Smith
Kenneth W. Smith
Executive Vice President, Chief Financial Officer